Ordinary Shares	12 Months Ended
Dec. 31, 2023
Ordinary Shares [Abstract]
Ordinary shares
13.	Ordinary shares

In June 2020, the Company changed its authorized capital to US$ 50,000 (500,000,000 ordinary shares), with par value of $0.0001 per share. The Company retroactively reflected this change in capital structure for all periods presented.

On October 1, 2020, the Company completed its IPO on the NASDAQ Global Market of 3,333,400 American Depositary Shares (“ADS”). Each ADS represents 5 ordinary shares. The offering was at a price of US$9.25 per ADS for a total offering size of approximately US$30.8 million. The net proceeds raised from the IPO amounted to approximately RMB170.7 million (US$26.2 million) after deducting underwriting discounts and commissions and other offering expenses. The excesses of offering price over par value were recorded in additional paid-in capital.

On August 25, 2023, the Group entered into a share subscription agreement with Individual Investors, pursuant to which the Group agreed to issue and sell to such individual investors a total of 50,000,000 ordinary shares with a par value of US$0.0001 each of the Group, in the aggregate consideration of US$6,000,000.

On December 15, 2023, the Company announced that it planned to change its ADS Ratio, par value US$0.0001 per share, from the current ADS Ratio of one (1) ADS to five (5) ordinary shares to a new ADS Ratio of one (1) ADS to ten (10) ordinary shares (the “ADS Ratio Change”). Effective January 3, 2024, the Company effected a 1-for-2 reverse stock split.

As of December 31, 2022 and 2023, the Company had 66,667,000 (US$6,667) and 116,667,000 (US$11,667) issued and outstanding, respectively.